                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

         Pursuant  to  Section  906  of  the  Sarbanes-Oxley  Act  of  2002  (18
U.S.C.ss.1350),  the  undersigned,  Jacob  Ferng,  Chief  Financial  Officer  of
FalconStor Software,  Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

         The Quarterly  Report on Form 10-Q for the Quarter ended  September 30,
2003 of the Company (the  "Report")  fully  complies  with the  requirements  of
Sections  13(a)  and  15(d) of the  Securities  Exchange  Act of  1934,  and the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Jacob Ferng
                                         ------------------------
                                         Jacob Ferng
                                         Chief Financial Officer
                                         November 14, 2003